UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: May 1, 2003 Date of Earliest Event Reported: April 30, 2003

NUTRACEUTICAL INTERNATIONAL CORPORATION (Exact name of registrant as specified in its chapter)

Delaware (State of incorporation)	000-23731 (Commission File Number)	87-0515089 (IRS Employer Identification No.)

1400 Kearns Boulevard, 2nd Floor Park City, Utah (Address of principal executive offices)	84060 (Zip Code)

Registrant’s telephone number, including area code: (435) 655-6106

Not Applicable (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c)           Exhibits.

99.1                           Press release.

Item 9. Regulation FD Disclosure.

In accordance with SEC Release No. 33-8216, the attached press release is being provided under “Item 12. Results of Operations and Financial Conditions.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTRACEUTICAL INTERNATIONAL CORPORATION (Registrant)

Date: May 1, 2003	By:	/s/ LESLIE M. BROWN, JR.
Leslie M. Brown, Jr.
Senior Vice President, Finance, Chief Financial Officer and
Assistant Secretary
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release.